                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    October 27, 2005
                                                     ----------------


                               TRUE VALUE COMPANY
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                    2-20910                  36-2099896
            --------                    -------                 -----------
(State or other jurisdiction          (Commission              (IRS Employer
        of incorporation)             File Number)           Identification No.)


   8600 West Bryn Mawr Avenue, Chicago, Illinois           60631-3505
  -----------------------------------------------         ------------
      (Address of principal executive offices)             (Zip Code)



        Registrant's telephone number, including area code (773) 695-5000
                                                           --------------

                                 Not Applicable
              -----------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On October 27, 2005, Laurence L. Anderson tendered his resignation as a Director of the Board and member of the Audit and Legal Committees of the Board of Directors (the "Board") of True Value Company (the "Company"). The resignation was not related to any disagreement between Mr. Anderson and the Company on any matter. Mr. Anderson's term would have otherwise expired in 2006.

On October 27, 2005, the Board also appointed Richard E. George, Jr. as a new Director of the Board, effective immediately, with a term that expires at the 2006 annual meeting of stockholders.

A copy of the Company's press release, dated November 1, 2005, which announced the director transition is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

       (c)   Exhibits

       Exhibit No.         Description
       -----------         -----------
       99.1                Press Release, dated November 1, 2005

Matters discussed in the attached press release may contain forward-looking statements within the meaning of the safe-harbor provisions of the Securities Exchange Act of 1934. These forward-looking statements are subject to various risks and uncertainties. Actual results may vary materially from the expectations contained therein. The factors that could cause actual results to differ materially from the projections, forecasts, estimates and expectations discussed therein may include factors that are beyond the company's ability to control or estimate precisely, such as the ultimate requirements of the company's lenders, projections about the efficiencies that may be achieved by the company's initiatives, expectations about member response to the company initiatives, estimates of future market conditions in the hardware industry, the behavior of other market participants in the industry and the actions and economic conditions in the service territories of the company's members. Other risk factors are detailed from time to time in the company's SEC reports. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date of this document. The company does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this letter.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         True Value Company


Date:  November 2, 2005                  By /s/ David A. Shadduck
                                         ------------------------
                                         Name:  David A. Shadduck
                                         Title: Senior Vice President and
                                                Chief Financial Officer